UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 23, 2025

AIR PRODUCTS AND CHEMICALS, INC.

(Exact name of registrant as specified in charter)

Delaware	001-04534	23-1274455
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1940 Air Products Boulevard

Allentown, Pennsylvania 18106-5500

(Address of principal executive offices and Zip Code)

(610) 481-4911

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	APD	New York Stock Exchange
0.500% Euro Notes due 2028	APD28	New York Stock Exchange
2.950% Euro Notes due 2031	APD31	New York Stock Exchange
0.800% Euro Notes due 2032	APD32	New York Stock Exchange
3.250% Euro Notes due 2032	APD32B	New York Stock Exchange
4.000% Euro Notes due 2035	APD35	New York Stock Exchange
3.450% Euro Notes due 2037	APD37	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 23, 2025, Lisa A. Davis notified Air Products and Chemicals, Inc. (the “Company”) that, for personal reasons, she had decided to not stand for re-election to the Company’s Board of Directors (the “Board”) at the 2026 Annual Meeting of Shareholders (the “Annual Meeting”) and to retire from the Board at the conclusion of the Annual Meeting. There are no disagreements between the Company and Ms. Davis with respect to any matter relating to the Company’s operations, policies or practices that resulted in Ms. Davis’ decision to not stand for re-election and to retire from the Board at the conclusion of the Annual Meeting. Ms. Davis has served as a director since 2020.

Item 8.01. Other Events.

On November 25, 2025, the Company issued a press release regarding Ms. Davis’ decision to not stand for re-election to the Board at the Annual Meeting and to retire from the Board at the conclusion of the Annual Meeting. A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release dated November 25, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Air Products and Chemicals, Inc.
(Registrant)
Date: November 25, 2025

	By:	/s/ Melissa N. Schaeffer
Melissa N. Schaeffer
Executive Vice President and Chief Financial Officer